UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of   The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     September 8, 2015

Classic Rules Judo Championships, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-167451	47-2653358
(State of other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

6204 Beaver Run
Jamesville, NY		13078
(Address of principal executive offices)		(Zip Code)

1 (315) 440-6489
Registrant’s telephone number, including area code:

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

The Company is planning in the very near future on getting current in its filings with the U.S. Securities and Exchange Commission (the “SEC”) as well as respond to any and all outstanding issues with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 8, 2015	Classic Rules Judo Championships, Inc.

	By:	/s/Craig Burton
Craig Burton
Secretary, Chief Executive Officer, President, Chief Financial Officer Chief Accounting Officer

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